EXHIBIT 10.15

                           GLOBAL SETTLEMENT AGREEMENT

         This Global Settlement Agreement (the "Agreement") is made and entered into effective January 8, 2000, pursuant to agreement reached during a mediation before the Honorable Duff McKee, Ada County District Court Judge by and between, individually and collectively, in all capacities, for themselves, and for any and all individuals and entities for which they have authority, Thomas Gumprecht, Kirke White, Bonnie Witrak, Joe and Barbara Swisher (collectively, "Swisher"), Idaho Mining and Development Company (IMD), Silver Crystal Mines, Inc. ("Silver Crystal"), Idaho Consolidated Metals Corporation (ICMC), Delbert and Elli Steiner (collectively, "Steiner"), American Guarantee and Liability Insurance Company ("American Guarantee"), and Miriam M. Lee, trustee of the Miriam M. Lee Trust dated May 5, 1973 ("Lee"), who is the person currently acting as representative shareholder in Idaho County Case CV 31666, which is a shareholder derivative action filed on behalf of Silver Crystal Mines, Inc. and its shareholders. Gumprecht, White, Witrak, Swisher, lIVID, Silver Crystal, ICMC, Steiner, American Guarantee and Lee are collectively referred to as "the Parties."

         WHEREAS, the Parties are currently involved in numerous lawsuits, disagreements and contractual relationships which the Parties have collectively determined should be terminated and resolved as hereinafter set forth in order that the Parties may pursue their respective business interests free of the uncertainties, inhibitions, risks, costs and aggravations of the aforementioned lawsuits and disagreements; and,

         WHEREAS, each of the Parties has been duly advised by counsel of their choice and is fully aware by their own judgment of the costs and potential losses and potential benefits which could be incurred by pursuing said claims as well as the benefits of resolving their differences.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, and undertakings set forth herein, and other good and valuable consideration, the existence, adequacy and receipt of which is expressly acknowledged by the signatures set forth below, the Parties agree, covenant and solemnly promise as follows:

         1. Delbert and Elli Steiner have delivered to Pacific International in Vancouver, British Columbia the certificates for 252,000 shares of unrestricted ICMC stock. Upon final execution by all parties of this Settlement Agreement and the stipulations and any other documents necessary to effectuate this agreement, Steiners shall immediately cause Pacific International to transfer the shares directly to Gumprecht and White in the amounts set forth below. If transfer cannot be made directly from Pacific International, Steiner shall immediately cause them to deliver the certificates to Montreal Trust, the transfer agent for shares in Idaho Consolidated Metals Corporation, with instructions to promptly and without delay reissue those shares in the following manner: 217,000 shares to Thomas Gumprecht and 35,000 shares to Kirke White. Pacific International and/or Montreal Trust shall be provided with brokerages and accounts numbers for said shares so they can be transferred directly into Gumpreeht and White's brokerages accounts. The Stipulations to Dismiss discussed below will not be filed until the transfer of shares has been completed.

         2. In furtherance of the intent of the Parties hereto, the Parties agree as follows regarding the Silver Crystal Shareholder Derivative action, Idaho County Case CV 31666:

         (a)      Within three days of the execution of this Agreement, Miriam
                  M. Lee as Trustee of the Mirium M. Lee trust dated May 5, 1973, shall execute a "Withdrawal as Class Representative and Dismissal of Individual Claims." A true, complete and accurate copy of this document is attached hereto as Exhibit "A".

         (b) Within five (5) days of the execution of this Agreement, but not before the filing of Exhibit "A", Mr. Brown shall file a motion denominated "Motion to Withdrawal of Class Counsel and for Notice" (Exhibit "B"), which notice shall inform the shareholders that the matter will be dismissed without prejudice and without an award of attorney fees and/or costs to any party if no current shareholder in Silver Crystal Mines, Inc., within ninety (90) days from the date of said notice, substitutes as representative shareholder and certifies that he or she is a representative shareholder who is willing and able to pursue and adequately represent the interests of all the shareholders of Silver Crystal Mines, Inc. in the shareholder derivative action

         (c) All Parties to this Agreement hereby waive any objection that they may have or have had, and consent to Exhibit "A" and Exhibit "B" as filed in the Derivative Action.

         (d) Except to effectuate the terms of this Agreement, all parties to this Agreement covenant, promise, and agree neither they nor their spouses, parents, siblings, children, family members, or anyone related to them or their family members either by blood or marriage, predecessors, successors, assigns, heirs, executors, administrators, affiliates, subsidiaries, present or former employees, agents, members, partners, directors, shareholders or entities and individuals prohibited from bringing an action will participate, become involved with, or otherwise have any voluntary connection with or involvement in the Derivative Action, any refiled derivative action or any resubmitted derivative action, directly or indirectly, publicly or secretly, forever.

         (e) The Parties further agree that it is their intention that their present attorneys shall not be involved in representing any persons or entities involved in either a continuation of the present shareholder derivative action or any subsequent shareholder derivative action relating to Silver Crystal Mines, Inc. The Parties acknowledge that such representation would constitute a conflict of interest for their current counsel, and all Parties to this Agreement agree to never waive, assign, or otherwise impair in any w~y their individual rights as vested by the Idaho Model Rules of Professional Conduct, and any other ethics, court, or professional rules which may apply, to preclude their attorneys, whether of record or not, from participating in any way in the Derivative Action except to effectuate the terms of this Agreement. Counsel for each of the Parties to this Agreement hereby acknowledge that their participation in the Derivative Action in any manner other than to effectuate the terms of this Agreement would involve, implicate and represent an actual conflict of interest, which has not, and, as a result of this agreement, can not be waived. Each party to this Agreement shall have by virtue of this provision the right to seek the immediate disqualification of any attorney bound by this Agreement together with any and all other relief as may be determined by a court.

         3. Except as provided in Paragraph 2 hereinabove with respect to the Derivative Action, and limited solely and exclusively to that one and only exception, each party to this Agreement who has asserted a claim against any other party to this Agreement, regardless of forum, the nature of the claim, the relief sought, or the purpose of the claim, shall dismiss such claim with prejudice within 3 days of the date this Agreement is fully executed. This shall include, but not be limited to, a dismissal with prejudice and without attorney's fees or costs to any party, all claims, counterclaims, cross-claims, motions for claim and delivery, and appeals in the following identified lawsuits:

         a) Idaho County Civil Case No. 30534, which is a consolidation of the cases originally filed as Gumprecht v. IMD, et al., (CV 30534) and Gumprecht and White v. IMD, et al. (CV 30968)

         b) ldaho County Civil Case No.31150, Gumprecht and Witrak v. ICMC, which is currently on appeal to the Idaho Supreme Court

         c) Idaho Federal District Court Civil Case No. CASE NO. CV-99-264-N-EJL, a declaratory judgment action filed by American Guarantee and Liability Insurance Company against Delbert Steiner, Thomas Gumprecht, Kirke White, Joe Swisher and Idaho Mining and Development Corporation.

         Concurrently with the execution of this Agreement, the parties to each of the foregoing actions shall execute the stipulations for dismissal with prejudice of each of the above actions, which are attached hereto collectively as Exhibit "C", and cause the same to be filed with the appropriate Court for entry of an order consistent with the terms of this agreement and said stipulation. Each of those stipulations shall specifically provide that each party shall pay their own attorney fees and costs, and shall have no claim against any other party to recover such costs and fees. The stipulation shall also specify that the dismissal with prejudice will be a complete, absolute, and total bar to any party bringing an action on any additional claims or defenses which could have been brought by the parties on any of the underlying agreements or causes of action excepting any claims arising under the Global Settlement Agreement entered into between Idaho Consolidated Metals Corporation, Inc., Delbert Steiner and Elli Steiner, Theodore J. Tomasovich, individually and acting in his capacity as Trustee of the Tomasovich Family Trust, AND BETWEEN Joe Swisher, Barbara Swisher, Idaho Mining and Development Company (IMD) and Silver Crystal Mines, Inc., dated April 29, 1998.

This Agreement will hereinafter be referred to as the April 29, 1998, Global Settlement Agreement.

         4. For purposes of construing, interpreting and enforcing this agreement, the Parties agree that all provisions shall be given the broadest possible interpretation in implementing, fulfilling, and accomplishing the Parties' stated intent, purpose and goals of terminating all existing litigation between or involving the Parties, resolving all disputes between or involving the Parties, and preventing further litigation between or involving the Parties, excepting those claims arising under the April 29, 1998, Global Settlement Agreement.

         Although counsel for Del Steiner has been the scrivener of this Agreement, all Parties agree and acknowledge that all Parties have participated in the drafting of this Agreement, and that the rule of contra proferentum shall not be applied in the construction, interpretation, or enforcement of this Agreement. Any ambiguity in this Agreement (which the parties do not concede exist) shall be resolved in favor of implementing, fulfilling, and accomplishing the Parties' stated intent, purpose and goals of terminating all existing litigation between or involving the Parties, resolving all disputes between or involving the Parties, and preventing further litigation between or involving the Parties, excepting those claims arising under the April 29, 1998, Global Settlement Agreement. If one construction or interpretation will result in further litigation and a different construction or interpretation will result in less litigation, then the Parties agree that the construction or interpretation resulting in less litigation shall be adopted.

         5. In consideration of the covenants and promises contained in the Agreement and other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, Gumprecht, White, Witrak, IMD, Joe Swisher, Barbara Swisher, Silver Crystal, Delbert Steiner, Eli Steiner, ICMC, and American Guarantee, individually and collectively, and their respective predecessors, successors, assigns, heirs, executors, administrators, affiliates or subsidiaries, and present or former employees, agents, members, partners, officers, directors or shareholders hereby now and forever unconditionally releases, remises, acquits, satisfies, and discharges one another from any and all past, present or future claims, rights, demands, losses, expenses, costs, liabilities, indebtedness, actions, causes of action, suites or compensation of any nature whatsoever, whether based in tort, contract, or any other theory of recovery, including, but not limited to breach of contract, restitution, breach of any extra-contractual duties, negligence, or statutory or common law bad faith, whether known or unknown, and whether for compensation, attorney's fees, punitive damages or any other kind of damages which any party had, now have, or might have in the future arising out of any alleged acts or omissions occurring from the beginning of time until January 8, 2000, the effective date of this agreement. American Guarantee expressly acknowledges that this release includes any right to subrogation or indemnification it may have arising from this matter against any of the Parties.

         The Parties further acknowledge that this Global Settlement Agreement is intended to fully and finally resolve any and all potential claims, known or unknown, from the beginning of the world to January 8, 2000, between and/or among the Parties. Subject only to the limitations set forth in Paragraphs 6 and 7 of this Agreement, the Agreement shall not be limited to a resolution of any and all potential claims which could have been raised among the Parties in existing actions, but is also intended to be a full and final settlement of any other claims of any type whatsoever arising between any of the Parties for alleged acts or omissions occumng at any time prior to January 8, 2000, whether in contract or in tort, in law or in equity.

         By executing this Agreement, the Parties acknowledge that the facts pursuant to and on which this Agreement is or may be based may hereinafter prove to be different from the facts now known or believed to be true. The Parties expressly accept and assume the risk of the facts proving to be different, and the Parties agree that the terms of this Agreement shall be, in all respects, effective and are not subject to termination or rescission on account of any such difference in facts known or unknown at this time.

         6. American Guarantee agrees that this Agreement and the release contained therein shall not preclude Del Steiner from seeking coverage under his current professional liability insurance policy, subject to the terms and conditions of that policy, for a claim that is made after the date of this Agreement, so long as at time of the execution of this Agreement (1) Del Steiner had no reasonable basis to believe that the claim would be made and (2) Del Steiner had no reasonable basis to believe that a professional duty had been breached with respect to the facts or circumstances out of which the claim arises. Del Steiner expressly represents and warrants that other than the claims and circumstances giving rise to this Agreement, he has no reasonable basis to believe that a claim will be made against him and no reasonable basis to believe that he has breached a professional duty. Del Steiner expressly acknowledges that he releases American Guarantee for all claims which have already been made, whether reported or not. Moreover, Del Steiner acknowledges this Paragraph does not expand the scope of the coverage provided for claims made in the future; instead, any such claim is subject to the terms and conditions of the policy.

         7. The Parties acknowledge that there is an existing Global Settlement Agreement dated April 29, 1998, between Idaho Consolidated Metals Corporation, Inc., Delbert Steiner and Elli Steiner, Theodore J. Tomasovich, individually and acting in his capacity as trustee of the Tomasovich Family Trust, AND BETWEEN Joe Swisher, Barbara Swisher, Idaho Mining and Development Company (IMD) and Silver Crystal Mines, Inc. The Parties agree that this Agreement does not replace or subsume the April 1998 Global Settlement Agreement. The release of all claims contained in this Agreement shall not act as a release of claims which may arise out of the April 1 998 Global Settlement Agreement.

         8. All Parties shall concurrently execute any and all documents necessary to effectuate this Agreement.

          9. The Parties understand, acknowledge and agree that damages at law, including without limitation, monetary relief and damages are not adequate remedies for the failure of any party to fulfill their obligations under this Agreement or for the breach by any party of this Agreement. Accordingly, the Parties agree that in addition to monetary relief, equitable relief, including without limitation injunctive relief, is the appropriate remedy should the court determine that any party has failed to comply with the terms of this Agreement.

          10. Any party found to have failed to fulfill his, her or its obligations under this Agreement shall be liable to the party seeking enforcement, including monetary damages, in the District Couri. of the Second Judicial District of the State of Idaho for all reasonable attorney's fees and costs incurred in connection with the enforcement of this Agreement.

          11. The Parties agree that all communications, negotiations, representations, statements, and discussions leading up to, resulting in and causing this Agreement occurred and were made in the course of mediation. All Parties agree that such communications, negotiations representations, statements, and discussions are privileged settlement communications subject to Rule 507 of the ldaho Rules of Evidence. All Parties agree to the application of the privilege in advance of the mediation, and reaffirm the application of the privilege in this Agreement. All Parties expressly agree that the Parties, the Parties' counsel, and the mediator may not in any circumstance be compelled to testify in any deposition, hearing, or trial as to any communications, negotiations, representations, statements, and discussions which occurred during the mediation, in connection with the drafting of this Agreement or with the mediator.

          12. The Parties agree that, in the agreement to and execution of this Agreement, they have not and are not relying on any representations of any other party except as expressly contained in this settlement agreement. The Parties acknowledge that the facts may be different than the facts believed by them to be true at the time of this Agreement. The Parties further acknowledge that further discovery might have revealed facts and reflected that their respective claims and allegations were better or worse than believed or assumed at the time of this Agreement. The Parties acknowledge that they are represented by counsel, have been afforded an opportunity to counsel, have consulted with counsel, and freely, voluntarily, and without compulsion and duress, agreed to and executed this Agreement.

         13. The laws of the State of Idaho shall apply to all terms of this Agreement in all respects.

          14. The District Court of the Second Judicial District of the State of Idaho shall retain jurisdiction over the Parties for the purpose of enforcing the terms of the Agreement thought its inherent powers, contempt powers, and any and all other powers as conferred on it. By their execution hereof, each and every party hereto consents to the jurisdiction of the District Court of the Second Judicial District of the State of Idaho in any proceeding to enforce the terms of this Agreement. To the extent any party believes that any other party has failed to fulfill his, her, or its obligations under this Agreement, breached a provision of this Agreement, or violated the terms of this Agreement, the Parties agree that the appropriate and exclusive remedy shall be a motion to enforce the terms of this Agreement in the District Court of the Second Judicial District of the State of Idaho.

          15. Each party hereto represents and warrants that he, she, or it, has not assigned any of the actions to be dismissed in this Agreement nor any of the claims to be released in this Agreement. Each party hereto represents and warrants that he, she, or it has the authority to execute this Agreement, and to bind the entity on behalf of which this Agreement is signed.

          IN WITNESS WHEREOF, the parties hereto have set their hands the day and year in this instrument first above written.

                                                 Thomas Gumprecht


                                                 Kirke White


                                                 Bonnie Witrak
APPROVED AS TO FORM
AND CONTENT:

Mark Snyder, attorney for Gumprecht,
White & Witrak
                                  Page lO of 24

                                           IDAHO CONSOLIDATED METALS CORPORATION

                                           By: [ILLEGIBLE SIGNATURE]
                                           -------------------------------------
                                           President

                                           By: [ILLEGIBLE SIGNATURE]
                                           -------------------------------------
                                           Secretary

                                           By: [ILLEGIBLE SIGNATURE]
                                           -------------------------------------
                                           Delbert Steiner

                                           By: [ILLEGIBLE SIGNATURE]
                                           -------------------------------------
                                           Elli Steiner


APPROVED AS TO FORM
AND CONTENT:

Paul Thomas Clark, attorney for ICMC
and Steiners

                                           JOE SWISHER


                                           BARBARA SWISHER



                                           IDAHO MINING AND DEVELOPMENT COMPANY

                                           By: /S/ JOE SWISHER
                                           -------------------------------------
                                           Joe Swisher, President


                                           By: [ILLEGIBLE SIGNATURE]
                                           -------------------------------------
                                           Secretary


APPROVED AS TO FORM
AND CONTENT:

Theodore Creason, attorney for Swisher and IMD

                                           SILVER CRYSTAL MINES, INC.


                                           By: /S/ JOE SWISHER
                                           -------------------------------------
                                           Joe Swisher, President


                                           By: [ILLEGIBLE SIGNATURE]
                                           -------------------------------------
                                           Secretary



                                           Miriam M. Lee Trust dated May 5, 1973

                                           _____________________________________
                                           Miriam M. Lee, trustee
                                           Silver Crystal Shareholder
                                           Representative


APPROVED AS TO FORM
AND CONTENT:

Charles A. Brown, attorney for plaintiffs in Idaho County Case CV 31666

                                                AMERICAN GUARANTEE AND LIABILITY
                                                INSURANCE COMPANY

                                                By _____________________________

APPROVED AS TO FORM
AND CONTENT:

Scott F. Bertschi, ARNALL GOLDEN & GREGORY, LLP.
Attorneys for American Guarantee and Liability Company

Michael F. Ramsden
RAMSDEN & LYONS
Attorneys for American Guarantee and Liability
Insurance Company

STATE OF WASHINGTON)
                   ) ss
County of King     )

          On this 3rd day of March, 2000, before me, the undersigned, a notary public in and for said state, personally appeared THOMAS GUMPRECHT, known or identified to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  Gigi P. Nguyen
                                  Notary Public in and for said State
                                  Residing at: North Bend, WA
                                  My Commission expires: 12/28/2001

STATE OF WASHINGTON)
                   ) ss
County of Nez Perce)


          On this 7th day of March, 2000, before me, the undersigned, a notary public in and for said state, personally appeared KIRKE WHITE, known or identified to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  Karen Byington
                                  Notary Public in and for said State
                                  Residing at: Lewiston, ID
                                  My Commission expires: 11/05/2005

STATE OF WASHINGTON)
                   ) ss
County of King     )


          On this 2nd day of March, 2000, before me, the undersigned, a notary public in and for said state, personally appeared BONNIE WITRAK, known or identified to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  Loren D. Nyberg
                                  Notary Public in and for said State
                                  Residing at: Black Diamond, WA
                                  My Commission expires: 3/18/2002

STATE OF IDAHO     )
                   )ss
County of Nez Perce)

         On this 15th day of February, 2000, before me, the undersigned, a notary public in and for said state, personally appeared Delbert Steiner and Vanessa Bachman known and identified to me to be the President and Secretary, respectively, of IDAHO CONSOLIDATED METALS CORPORATION, an Idaho corporation, the corporation that executed the within instrument, and acknowledged to me that they executed the same for and on behalf of said corporation.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  Jennelle DeAtley
                                  Notary Public in and for said State
                                  Residing at: Lewiston, ID
                                  My Commission expires: 4/22/2005

STATE OF IDAHO     )
                   )ss
County of Nez Perce)

         On this 15th day of February, 2000, before me, the undersigned, a notary public in and for said state, personally appeared Delbert Steiner and Elli Steiner, known or identified to me to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  Jennelle DeAtley
                                  Notary Public in and for said State
                                  Residing at: Lewiston, ID
                                  My Commission expires: 4/22/2005

STATE OF           )
                   )ss
County of          )

          On this ____ day of February, 2000, before me, the undersigned, a notary public in and for said state, personally appeared Miriam M. Lee, known or identified to me to be the trustee of the Miriam M. Lee Trust dated May 5, 1973, and acknowledged to me that she executed this document on behalf of said Trust.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  Notary Public in and for said State
                                  Residing at:
                                  My Commission expires:

STATE OF IDAHO     )
                   )ss
County of Nez Perce)



         On this 17th day of February, 2000, before me, the undersigned, a notary public in and for said state, personally appeared JOE SWISHER known or identified to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  Theodore O. Creason
                                  Notary Public in and for said State
                                  Residing at: Lewiston, ID
                                  My Commission expires: 9/28/2003

STATE OF IDAHO     )
                   )ss
County of Nez Perce)



         On this 17th day of February, 2000, before me, the undersigned, a notary public in and for said state, personally appeared BARBARA SWISHER known or identified to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  Theodore O. Creason
                                  Notary Public in and for said State
                                  Residing at: Lewiston, ID
                                  My Commission expires: 9/28/2003

STATE OF IDAHO     )
                   )ss
County of Nez Perce)

         On this 17th day of February, 2000, before me, the undersigned, a notary public in and for said state,personally appeared Joe Swisher and Barbara Swisher known and identified to me to be the President and Secretary, respectively, of IDAHO MINING AND DEVELOPMENT COMPANY, an Idaho corporation, the corporation that executed the within instrument, and acknowledged to me that they executed the same for and on behalf of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  Theodore O. Creason
                                  Notary Public in and for said State
                                  Residing at: Lewiston, ID
                                  My Commission expires: 9/28/2003

STATE OF IDAHO     )
                   )ss
County of Nez Perce)

         On this 17th day of February, 2000, before me, the undersigned, a notary public in and for said state,personally appeared Joe Swisher and Barbara Swisher known and identified to me to be the President and Secretary, respectively, of SILVER CRYSTAL MINES, INC., an Idaho corporation, the corporation that executed the within instrument, and acknowledged to me that they executed the same for and on behalf of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  Theodore O. Creason
                                  Notary Public in and for said State
                                  Residing at: Lewiston, ID
                                  My Commission expires: 9/28/2003

STATE OF __________)
                   )ss
County of _________)

         On this ____ day of February, 2000, before me, the undersigned, a notary public in and for said state,personally appeared _______________________, known or identified to me to be the ________________________, of American Guarantee and Liability Insurance Company and acknowledged to me that he executed the same on behalf of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  __________________________________
                                  Notary Public in and for said State
                                  Residing at: _____________________
                                  My Commission expires: ___________